EXHIBIT 10.19



                   EMPLOYEE BENEFITS TRANSFER and ASSUMPTION
                                   AGREEMENT



               AGREEMENT dated as of November 6, 1996, among Ingram Industries Inc., a Tennessee corporation ("Industries"), Ingram Micro Inc., a Delaware corporation ("Micro"), and Ingram Entertainment Inc., a Tennessee corporation ("Entertainment" and, together with Industries and Micro, the "Ingram Companies").

               NOW, THEREFORE, it is agreed as follows:


                                   ARTICLE I

                                  DEFINITIONS

               SECTION 1.01. Definitions. (a) The following terms, as used herein, shall have the following meanings:

               "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder.

               "Employee Benefit Plan" means any "employee benefit plan" (as defined in Section 3(3) of ERISA) maintained at any time by any of the Ingram Companies or their Subsidiaries.

               "Entertainment Employees" means those individuals listed on the payroll records of Entertainment or any Subsidiary thereof immediately after the Second Closing.

               "Entertainment Group" means all Entertainment Employees and Entertainment Retirees, including their respective beneficiaries.

               "Entertainment Retiree" means each individual who was employed by Entertainment or any Subsidiary thereof immediately prior to such individual's retirement or other termination of employment from all Ingram Companies and their Subsidiaries or is otherwise listed on Schedule 3 as an Entertainment Retiree.

               "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder.

               "Exchange Agreement" means the Amended and Restated Exchange Agreement dated as of September 4, 1996, as amended and restated as of October 17, 1996, among the Ingram Companies and the other persons listed on the signature pages thereof.

               "First Closing" and "First Closing Date" shall have the meanings ascribed thereto in the Exchange Agreement.

               "Industries Employees" means those individuals listed on the payroll records of Industries or any Subsidiary thereof immediately after the First Closing.

               "Industries Equity-Based Plans" means the plans identified as such on Schedule 6 hereto.

               "Industries Group" means all Industries Employees and Industries Retirees, including their respective beneficiaries.

               "Industries Retiree" means each individual who was employed by Industries or any Subsidiary thereof immediately prior to such individual's retirement or other termination of employment from all Ingram Companies and their Subsidiaries and who is not otherwise a member of the Micro Group or Entertainment Group.

               "Micro Common Stock" means shares of Class B common stock, par value $.01 per share, of Micro.

               "Micro Employees" means those individuals listed on the payroll records of Micro or any Subsidiary thereof immediately after the First Closing.

               "Micro Group" means all Micro Employees and Micro Retirees, including their respective beneficiaries.

               "Micro Retiree" means each individual who was employed by Micro or any Subsidiary thereof immediately prior to such individual's retirement or other termination of employment from all Ingram Companies and their Subsidiaries or is otherwise listed on Schedule 3 as a Micro Retiree.

               "Person" means an individual, corporation, limited liability company, partnership, association, trust, or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

               "Reorganization Agreement" shall have the meaning set forth in the Exchange Agreement.

               "Second Closing" and "Second Closing Date" shall have the meanings ascribed thereto in the Exchange Agreement.

               "Subsidiary" means, (i) with respect to Entertainment or Micro, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are directly or indirectly owned by such Person immediately after the First Closing and (ii) with respect to Industries, any entity (other than Entertainment or its Subsidiaries) of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are directly or indirectly owned by Industries immediately after the First Closing.

               (b) Each of the following terms is defined in the Section set forth opposite such term:

Terms                                                          Sections
-----                                                          --------

Actuarial Valuation                                              3.03
Entertainment Assumed Liabilities                                3.04
Entertainment Indemnified Person                                 5.01
Entertainment Plan Participants                                  3.03
Entertainment Retirement Plan                                    3.03
Entertainment Supplemental Retirement
  Assets and Liabilities                                         3.02
Entertainment Supplemental Thrift
  Assets and Liabilities                                         3.02
Entertainment Thrift Plan                                        3.01
ERP Amount                                                       3.03
ERP Transition Period                                            3.03
Industries Indemnified Person                                    5.01
Industries Retained Liabilities                                  3.04
Industries Retirement Plan                                       3.03
Industries Supplemental Executive Retirement Plan                3.02
Industries Supplemental Thrift Plan                              3.02
Industries Thrift Plan                                           3.01
IRS                                                              3.01
Loss                                                             5.02
Micro Assumed Liabilities                                        3.04
Micro Indemnified Person                                         5.02
Micro Plan Participants                                          3.03
Micro Retirement Plan                                            3.03
Micro Supplemental Retirement
  Assets and Liabilities                                         3.02
Micro Supplemental Thrift Assets
  and Liabilities                                                3.02
Micro Thrift Plan                                                3.01
MRP Amount                                                       3.03
MRP Transition Period                                            3.03
PBGC                                                             3.03
Retained Retirement Assets and Liabilities                       3.03
Retained Supplemental Assets
  and Liabilities                                                3.02
Retained Thrift Assets and Liabilities                           3.01


                                  ARTICLE II

                                  EMPLOYEES;
                              CERTAIN AGREEMENTS

               SECTION 2.01. Employees. Subject to the terms and conditions of this Agreement, effective at the time of the First Closing, Industries, Micro and Entertainment or their respective Subsidiaries shall employ each Industries Employee, Micro Employee or Entertainment Employee, respectively. No provision of this Agreement, however, shall require any Ingram Company or any of their respective Subsidiaries to continue the employment of any of their respective employees following the First
Closing.

               SECTION 2.02. Certain Agreements. (a) Except as provided in Section 2.02(b), this Agreement shall not apply or be deemed to apply to the Industries Equity-Based Plans and any options, awards, grants or sales made or to be made thereunder shall not be deemed to be Micro Assumed Agreements or Entertainment Assumed Agreements.

               (b) Micro shall assume all liability relating to, and be responsible for, all incentive stock units granted to Mr. Lawrence Elcheson, under the Industries Equity-Based Plans. Industries shall inform Micro on a quarterly basis of the status of such liability, including any changes thereto.


                                  ARTICLE III

                     ALLOCATION OF ASSETS AND LIABILITIES

               SECTION 3.01. Industries Thrift Plan. (a) (i) As soon as practicable after and effective as of the First Closing, Micro shall adopt or designate a profit-sharing plan with a salary reduction arrangement that covers the Micro Group and meets the requirements of Sections 401(a) and 401(k) of the Code ("Micro Thrift Plan"). Micro agrees that all service credited under the Ingram Thrift Plan ("Industries Thrift Plan") as of the First Closing with respect to the Micro Group shall be credited under the Micro Thrift Plan for all plan purposes, including eligibility and vesting.

               (ii) Within 30 days after the adoption or designation of the Micro Thrift Plan by Micro or as soon as practicable thereafter, Industries shall cause an amount, in cash or in kind as Industries and Micro shall agree, equivalent to the account balances of all members of the Micro Group under the Industries Thrift Plan as of the date of the transfer, to be transferred from the trust maintained under the Industries Thrift Plan to the trust maintained under the Micro Thrift Plan. Such transfer shall include the number of shares of Micro Common Stock allocable or attributable to the account balances of all members of the Micro Group. Such transfer of assets shall be made only after Micro has supplied to Industries either (A) a copy of an Internal Revenue Service ("IRS") determination letter finding the Micro Thrift Plan to be a qualified plan meeting the requirements of Sections 401(a) and 401(k) of the Code or (B) an opinion of counsel or written representation from Micro (with appropriate indemnities), in either case, to the effect that the Micro Thrift Plan has been established in accordance with the Code and ERISA, and an agreement that Micro will request a determination letter from the IRS and make any and all changes to the Micro Thrift Plan necessary to receive a favorable determination letter. Micro and Industries shall cooperate with each other during the period beginning on the date hereof and ending on the date the assets are transferred to the trust maintained under the Micro Thrift Plan to ensure the ongoing operation and administration of the Micro Thrift Plan and the Industries Thrift Plan with respect to the Micro Group.

               (iii) Notwithstanding anything herein to the contrary, each transfer to the Micro Thrift Plan of shares of Micro Common Stock pursuant to this Section shall be made in compliance with the provisions of the Transfer Restrictions Agreement, if any, of even date herewith among Micro and each of the other parties thereto, including Sections 2.1 and 3.7 thereof.

               (b) (i) Not later than the Second Closing, Entertainment shall adopt or designate a profit-sharing plan with a salary reduction arrangement that covers the Entertainment Group and meets the requirements of Sections 401(a) and 401(k) of the Code ("Entertainment Thrift Plan"). Entertainment agrees that all service credited under the Industries Thrift Plan as of such adoption or designation with respect to the Entertainment Group shall be credited under the Entertainment Thrift Plan for all plan purposes, including eligibility and vesting.

               (ii) Within 30 days after the adoption or designation of the Entertainment Thrift Plan by Entertainment or as soon as practicable thereafter, Industries shall cause an amount, in cash or in kind as Industries and Entertainment shall agree, equivalent to the account balances of all members of the Entertainment Group under the Industries Thrift Plan as of the date of transfer to be transferred from the trust maintained under the Industries Thrift Plan to the trust maintained under the Entertainment Thrift Plan. Such transfer shall include the number of shares of Micro Common Stock allocable or attributable to the account balances of all members of the Entertainment Group. Such transfer of assets shall be made only after Entertainment has supplied to Industries either (A) a copy of an IRS determination letter finding the Entertainment Thrift Plan to be a qualified plan meeting the requirements of Sections 401(a) and 401(k) of the Code or (B) an opinion of counsel or written representation from Entertainment (with appropriate indemnities), in either case, to the effect that the Entertainment Thrift Plan has been established in accordance with the Code and ERISA, and an agreement that Entertainment will request a determination letter from the IRS and make any and all changes to the Entertainment Thrift Plan necessary to receive a favorable determination letter. Entertainment and Industries shall cooperate with each other during the period beginning on the date hereof and ending on the date the assets are transferred to the trust maintained under the Entertainment Thrift Plan to ensure the ongoing operation and administration of the Entertainment Thrift Plan and the Industries Thrift Plan with respect to the Entertainment Group.

               (iii) Notwithstanding anything herein to the contrary, each transfer to the Entertainment Thrift Plan of shares of Micro Common Stock pursuant to this Section shall be made in compliance with the provisions of the Transfer Restrictions Agreement, if any, of even date herewith among Entertainment and each of the other parties thereto, including Sections 2.1 and 3.7 thereof.

               (c) Industries shall retain all assets and liabilities under the Industries Thrift Plan except as otherwise provided in Section 3.01(a) and (b) ("Retained Thrift Assets and Liabilities").

               SECTION 3.02. Industries Supplemental Plans. (a) All liabilities under the Ingram Supplemental Thrift Plan ("Industries Supplemental Thrift Plan") and the Ingram Industries Inc. Supplemental Executive Retirement Plan ("Industries Supplemental Retirement Plan") to the extent applicable to any member of the Micro Group and any assets allocable to such liabilities shall be transferred to and assumed by Micro as of the First Closing ("Micro Supplemental Assets and Liabilities").

               (b) All liabilities under the Industries Supplemental Thrift Plan and the Industries Supplemental Retirement Plan to the extent applicable to any member of the Entertainment Group and any assets allocable to such liabilities shall be transferred to and assumed by Entertainment not later than the Second Closing ("Entertainment
Supplemental Assets and Liabilities").

               (c) Industries shall retain all assets and liabilities under the Industries Supplemental Thrift Plan and the Industries Supplemental Retirement Plan except as otherwise provided in Section 3.02(a) and (b) hereof and Article 3 of the Reorganization Agreement ("Retained Supplemental Assets and Liabilities").

               SECTION 3.03. Industries Retirement Plan. (a) (i) As soon as practicable after and effective as of the First Closing, Micro shall adopt or designate a defined benefit plan ("Micro Retirement Plan") that covers the members of the Micro Group listed as participants therein on Schedule 2 and Schedule 3 ("Micro Plan Participants") and meets the requirements of Section 401(a) of the Code. Micro agrees that all service credited under the Ingram Retirement Plan (as amended effective January 1, 1989 and restated December 31, 1994) ("Industries Retirement Plan") as of the First Closing with respect to the Micro Plan Participants shall be credited under the Micro Retirement Plan for all plan purposes, including eligibility, vesting and benefit accrual; provided, however, that those individuals determined to be highly compensated employees under Section 414(q) of the Code shall accrue their benefits on and after the First Closing under an unfunded defined benefit plan that is not qualified under
Section 401(a) of the Code.

               (ii) Within 30 days after the adoption or designation of the Micro Retirement Plan by Micro or as soon as practicable thereafter, Industries shall cause an amount in cash or in kind determined as of the First Closing pursuant to subparagraph (iii) below (the "MRP Amount"), adjusted as set forth therein, to be transferred from the trust maintained under the Industries Retirement Plan to the trust maintained under the Micro Retirement Plan. Such transfer of assets shall be made only after Micro has supplied to Industries (x) either (A) a copy of an IRS determination letter finding the Micro Retirement Plan to be a qualified plan meeting the requirements of Section 401(a) of the Code or (B) an opinion of counsel or a written representation from Micro (with appropriate indemnities), in either case, to the effect that the Micro Retirement Plan has been established in accordance with the Code and ERISA, and an agreement that Micro will request a determination letter from the IRS and make any and all changes to the Micro Retirement Plan necessary to receive a favorable determination letter and (y) information enabling the enrolled actuary for the Industries Retirement Plan to issue the certification required by Section 414(l) of the Code (Form 5310-A). Micro and Industries shall cooperate with each other during the period beginning on the date hereof and ending on the date the assets are transferred to the trust maintained under the Micro Retirement Plan ("MRP Transition Period") to ensure the ongoing operation and administration of the Micro Retirement Plan and the Industries Retirement Plan with respect to the Micro Plan Participants.

               (iii) The MRP Amount shall be equal to that portion of the total value of the assets held in the Industries Retirement Plan, valued as of the First Closing Date or as soon as practicable thereafter, that bears the same relation to such total as the aggregate present value of benefits (vested and non-vested, including special early retirement benefits and death benefit coverage both before and after the expected retirement ages of Micro Plan Participants) accrued under the Industries Retirement Plan for Micro Plan Participants, as determined in the Industries Retirement Plan actuarial valuation as of January 1, 1996 (the "Actuarial Valuation"), shall bear to the aggregate present value of such benefits accrued under the Industries Retirement Plan for all participants therein, in each case determined by Industries' enrolled actuary, using the projected unit credit funding method and based on the actuarial assumptions used for funding purposes as set forth in the Actuarial Valuation. The MRP Amount shall be adjusted as may be required by the Pension Benefit Guaranty Corporation ("PBGC") and the IRS to maintain the status of the Industries Retirement Plan or the Micro Retirement Plan as an employee pension plan meeting the requirements of Section 401(a) of the Code. Within at least 30 days prior to the First Closing or as soon as practicable thereafter, Industries and Micro shall make any required governmental filings necessary to effect the asset transfers described herein, including the filing of IRS Form 5310-A.

               (iv) The assets to be transferred to the trust maintained under the Micro Retirement Plan shall be held, invested and distributed as required under the Industries Retirement Plan and the related trust thereunder for the benefit of Micro Plan Participants during the MRP Transition Period, pending the transfer to the trust maintained under the Micro Retirement Plan pursuant to this Section 3.03(a). Industries and Micro shall use their best efforts to effectuate the above transfer as promptly as possible following the First Closing.

               (b) (i) Not later than the Second Closing, Entertainment shall adopt or designate a defined benefit plan that covers the Entertainment Employees and members of the Entertainment Group listed on
Schedule 3 ("Entertainment Plan Participants") and meets the requirements of Section 401(a) of the Code ("Entertainment Retirement Plan"). Entertainment agrees that all service credited under the Industries Retirement Plan as of such adoption or designation with respect to the Entertainment Plan Participants shall be credited under the Entertainment Retirement Plan for all plan purposes, including eligibility, vesting and benefit accrual.

               (ii) Within 30 days after the adoption or designation of the Entertainment Retirement Plan by Entertainment or as soon as practicable thereafter, Industries shall cause an amount in cash or in kind determined as of the Second Closing pursuant to subparagraph (iii) below (the "ERP Amount"), adjusted as set forth therein, to be transferred from the trust maintained under the Industries Retirement Plan to the trust maintained under the Entertainment Retirement Plan. Such transfer of assets shall be made only after Entertainment has supplied to Industries
(x) either (A) a copy of an IRS determination letter finding the Entertainment Retirement Plan to be a qualified plan meeting the requirements of Section 401(a) of the Code or (B) an opinion of counsel or a written representation from Entertainment (with appropriate indemnities), in either case, to the effect that the Entertainment Retirement Plan has been established in accordance with the Code and ERISA, and an agreement that Entertainment will request a determination letter from the IRS and make any and all changes to the Entertainment Retirement Plan necessary to receive a favorable determination letter and (y) information enabling the enrolled actuary for the Industries Retirement Plan to issue the certification required by Section 414(l) of the Code (Form 5310-A). Entertainment and Industries shall cooperate with each other during the period beginning on the date hereof and ending on the date the assets are transferred to the trust maintained under the Entertainment Retirement Plan (the "ERP Transition Period") to ensure the ongoing operation and administration of the Entertainment Retirement Plan and the Industries Retirement Plan with respect to the Entertainment Plan Participants.

               (iii) The ERP Amount shall be equal to that portion of the total value of the assets held in the Industries Retirement Plan, valued as of the adoption or designation referred to in (i) above or as soon as practicable thereafter, that bears the same relation to such total as the aggregate present value of benefits (vested and non-vested, including special early retirement benefits and death benefit coverage both before and after the expected retirement ages of Entertainment Plan Participants) accrued under the Industries Retirement Plan for Entertainment Plan Participants, as determined in the Actuarial Valuation or such later valuation to the extent one is available, shall bear to the aggregate present value of such benefits accrued under the Industries Retirement Plan for all participants therein, in each case determined by Industries' enrolled actuary using the projected unit credit funding method and based on the actuarial assumptions used for funding purposes as set forth in the Actuarial Valuation. The ERP Amount shall be adjusted as may be required by the PBGC and the IRS to maintain the status of the Industries Retirement Plan or the Entertainment Retirement Plan as an employee pension plan meeting the requirements of Section 401(a) of the Code. Within at least 30 days prior to the Second Closing or as soon as practicable thereafter, Industries and Entertainment shall make any required governmental filings necessary to effect the asset transfers described herein, including the filing of IRS Form 5310-A.

               (iv) The assets to be transferred to the trust maintained under the Entertainment Retirement Plan shall be held, invested and distributed as required under the Industries Retirement Plan and the related trust thereunder for the benefit of Entertainment Plan Participants during the ERP Transition Period, pending the transfer to the trust maintained under the Entertainment Retirement Plan pursuant to this Section 3.03(b). Industries and Entertainment shall effectuate the above transfer on such date as Industries and Entertainment shall agree but not later than the Second Closing.

               (c) Industries shall retain all assets and liabilities under the Industries Retirement Plan except as otherwise provided in
Section 3.03(a) and (b)  ("Retained Retirement Assets and Liabilities").

               SECTION 3.04. Assumption of Liabilities Generally. (a) Subject to the terms and conditions of this Agreement, effective as of the First Closing, Micro shall assume and agree to pay when due, honor and discharge, the following ("Micro Assumed Liabilities"):

              (i) all obligations and liabilities arising under any employment, separation or retirement agreement or arrangement to the extent applicable to any member of the Micro Group which has been established or entered into by any of the Ingram Companies or any of their Subsidiaries, whether or not listed on any Schedule attached hereto;

             (ii) all obligations and liabilities arising under the Micro Thrift Plan, the Micro Supplemental Assets and Liabilities and the Micro Retirement Plan;

            (iii) all obligations and liabilities arising under the welfare benefit plans and other arrangements listed on or otherwise described in Schedule 4 hereto to the extent applicable to any member of the Micro Group;

             (iv) all obligations and liabilities arising under any other employee benefit plan or arrangement maintained at any time by any of the Ingram Companies or any of their Subsidiaries to the extent applicable to any member of the Micro Group;

              (v) all obligations and liabilities to any member of the Micro Group in respect of the continuation of coverage rules under Sections 601 through 608 of ERISA and Section 4980B of the Code, including all liabilities and obligations relating to qualifying events that have occurred on or prior to the First Closing;

             (vi) all obligations and liabilities arising under any federal, state, local or foreign law, order or regulation (including, without limitation, ERISA and the Code) to the extent they relate to participation by any member of the Micro Group in any Employee Benefit Plan, whether relating to events occurring on or prior to the First Closing or arising by reason of the transactions contemplated by this Agreement or otherwise; and

            (vii) all statutory obligations and liabilities to any member of the Micro Group, which arise, directly or indirectly, by reason of the transactions contemplated by this Agreement.

               (b) Subject to the terms and conditions of this Agreement, effective as of such date as Industries and Entertainment shall agree but not later than the Second Closing, Entertainment shall assume and agree to pay when due, honor and discharge, the following ("Entertainment Assumed Liabilities"):

              (i) all obligations and liabilities arising under any employment, separation or retirement agreement or arrangement to the extent applicable to any member of the Entertainment Group which has been established or entered into by any Ingram Company or any of their Subsidiaries, whether or not listed on any Schedule attached hereto;

             (ii) all obligations and liabilities arising under the Entertainment Thrift Plan, the Entertainment Supplemental Assets and Liabilities and the Entertainment Retirement Plan;

            (iii) all obligations and liabilities arising under the welfare benefit plans and other arrangements listed on or otherwise described in Schedule 4 hereto to the extent applicable to any member of the Entertainment Group;

             (iv) all obligations and liabilities arising under any other employee benefit plan or arrangement maintained at any time by any of the Ingram Companies or any of their Subsidiaries to the extent applicable to any member of the Entertainment Group;

              (v) all obligations and liabilities to any member of the Entertainment Group in respect of the continuation of coverage rules under Sections 601 through 608 of ERISA and Section 4980B of the Code, including all liabilities and obligations relating to qualifying events that have occurred on or prior to the Second Closing;

             (vi) all obligations and liabilities arising under any federal, state, local or foreign law, order or regulation (including, without limitation, ERISA and the Code) to the extent they relate to participation by any member of the Entertainment Group in any Employee Benefit Plan, whether relating to events occurring on or prior to the Second Closing or arising by reason of the transactions contemplated by this Agreement or otherwise; and

            (vii) all statutory obligations and liabilities to any member of the Entertainment Group which arises, directly or indirectly, by reason of the transactions contemplated by this Agreement.

               (c) Subject to the terms and conditions of this Agreement, effective as of the First Closing, Industries shall retain and agree to pay when due, honor and discharge, the following ("Industries Retained Liabilities"):

              (i) all obligations and liabilities arising under any employment, separation or retirement agreement or arrangement to the extent applicable to any member of the Industries Group which has been established or entered into by any of the Ingram Companies or any of their Subsidiaries, whether or not listed on any Schedule attached hereto;

             (ii) obligations and liabilities arising under the Retained Thrift Assets and Liabilities, the Retained Supplemental Assets and Liabilities, and the Retained Retirement Assets and Liabilities;

            (iii) all obligations and liabilities arising under the welfare benefit plans and other arrangements listed on or otherwise described in Schedule 4 hereto to the extent applicable to any member of the Industries Group;

             (iv) all obligations and liabilities arising under any other employee benefit plan or arrangement maintained at any time by any Ingram Company or any of their Subsidiaries to the extent applicable to any member of the Industries Group;

              (v) all obligations and liabilities to any member of the Industries Group in respect of the continuation of coverage rules under Sections 601 through 608 of ERISA and Section 4980B of the Code, including all liabilities and obligations relating to qualifying events that have occurred on or prior to the First Closing;

             (vi) all obligations and liabilities arising under any federal, state, local or foreign law, order or regulation (including, without limitation, ERISA and the Code) to the extent they relate to participation by any member of the Industries Group in any Employee Benefit Plan, whether relating to events occurring on or prior to the First Closing or arising by reason of the transactions contemplated by this Agreement or otherwise; and

            (vii) all statutory obligations and liabilities to any member of the Industries Group, which arise, directly or indirectly, by reason of the transactions contemplated by this Agreement.

               (d) Subject to the terms and conditions of this Agreement, effective as of the Second Closing Industries shall confirm to Entertainment the retention by and agreement of Industries to pay when due, honor and discharge the Industries Retained Liabilities.

               (e) All obligations, liabilities and responsibilities arising out of or relating to workers' compensation shall be transferred among and assumed by the parties pursuant to the terms of the Risk Management Agreement dated as of the First Closing among Industries, Micro and Entertainment.

               SECTION 3.05. Method of Settlement. Notwithstanding anything herein to the contrary, any transfer or assumption of liabilities pursuant to this Article III shall be effected through a corresponding adjustment in the relevant intercompany account balances of the parties hereto.

               SECTION 3.06. Further Assurances. (a) On and after the date hereof, Industries will, at the reasonable request of Micro, execute, acknowledge and deliver all such endorsements, assurances, consents, assignments, transfers, conveyances, powers of attorney and other instruments and documents, and take such other actions necessary (i) to assign, transfer, convey and deliver to Micro, acting in its fiduciary capacity, all the assets to be transferred to Micro pursuant to Article III hereof and (ii) to assist Micro in obtaining the consent and approval of all governmental bodies and other Persons required to be obtained by Micro to effect the transfer thereof and the assumption of the Micro Assumed Liabilities by Micro or otherwise appropriate to carry out the transactions contemplated hereby.

               (b) On and after the date hereof, Industries will, at the reasonable request of Entertainment, execute, acknowledge and deliver all such endorsements, assurances, consents, assignments, transfers, conveyances, powers of attorney and other instruments and documents, and take such other actions necessary (i) to assign, transfer, convey and deliver to Entertainment, acting in its fiduciary capacity, all the assets to be transferred to Entertainment pursuant to Article III hereof, and (ii) to assist Entertainment in obtaining the consent and approval of all governmental bodies and other Persons required to be obtained by Entertainment to effect the transfer thereof and the assumption of the Entertainment Assumed Liabilities by Entertainment or otherwise appropriate to carry out the transactions contemplated hereby.

               (c) On and after the date hereof, each of Micro and Entertainment will, at the reasonable request of Industries, execute, acknowledge and deliver all such assumptions, endorsements and other instruments and documents, and take such other actions necessary (i) to assume, pay, honor and discharge the Micro Assumed Liabilities and Entertainment Assumed Liabilities, respectively, and (ii) to assist Industries in obtaining the consent and approval of all governmental bodies and other Persons required to be obtained by Industries to effect the transfer of the assets to be transferred to Micro or Entertainment pursuant to Article III hereof, respectively, and the assumption of the Micro Assumed Liabilities and Entertainment Assumed Liabilities by Micro and Entertainment, respectively, or otherwise appropriate to carry out the transactions contemplated hereby.


                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

               SECTION 4.01. Certain Industries Representations. Industries hereby represents and warrants to Micro and Entertainment on the date hereof, and to Entertainment on the date of the adoption or designation of the Entertainment Thrift Plan and the Entertainment Retirement Plan, that the Industries Thrift Plan and the Industries Retirement Plan have been established in accordance with the Code and ERISA, are qualified under Section 401(a) of the Code, have been so qualified during the period from their adoption to the date hereof and each will be so qualified as of the date of the transfers referred to in Section
3.01 and 3.03 respectively, and that each trust forming a part thereof is exempt from tax pursuant to Section 501(a) of the Code.


                                   ARTICLE V

                                INDEMNIFICATION

               SECTION 5.01. Indemnification by Micro. Micro agrees to indemnify and hold harmless Entertainment and its Subsidiaries and their respective directors, officers, agents and employees (each, an "Entertainment Indemnified Person") and Industries, its Subsidiaries and their respective directors, officers, agents and employees (each, an "Industries Indemnified Person") from any and all damage, loss, liability and expense (including, without limitation, reasonable expenses of investigation and reasonable attorneys' fees and expenses in connection with any action, suit or proceeding) (collectively, "Loss") incurred or suffered by such Entertainment Indemnified Person or Industries Indemnified Person, as the case may be, arising out of or related to the Micro Assumed Liabilities.

               SECTION 5.02. Indemnification by Entertainment. Entertainment agrees to indemnify and hold harmless Micro and its Subsidiaries and their respective directors, officers, agents and employees (each, a "Micro Indemnified Person") and each Industries Indemnified Person from any and all Losses, incurred or suffered by such Micro Indemnified Person or Industries Indemnified Person, as the case may be, arising out of or related to the Entertainment Assumed Liabilities.

               SECTION 5.03. Indemnification by Industries. Industries agrees to indemnify and hold harmless each Entertainment Indemnified Person and each Micro Indemnified Person from any and all Losses, incurred or suffered by such Micro Indemnified Person or Industries Indemnified Person, as the case may be, arising out of or related to the Industries Retained Liabilities.


                                  ARTICLE VI

                              GENERAL PROVISIONS

               SECTION 6.01. Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person not a party any rights and remedies hereunder.

               SECTION 6.02. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee, without regard to its conflict of laws provisions.

               SECTION 6.03. Headings. The Section and other headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

               SECTION 6.04. Entire Agreement. This Agreement constitutes the entire agreement between the parties in respect of the subject matter contained herein and neither this Agreement nor any term or provision hereof may be amended or changed except by an instrument in writing signed by Industries, Micro and Entertainment. Industries shall deliver prompt written notice to each other party hereto of any amendment to this Agreement approved pursuant to this Section.

               SECTION 6.05. Assignments. This Agreement shall not be assignable by any party, without the written consent of the other parties hereto. No assignment of any right or benefit hereunder shall relieve any obligation of the assignor hereunder without the written consent of the other party.

               SECTION 6.06. Notices. Any notice, request, instruction or other document to be given hereunder by any party hereto to another party hereto shall be in writing (including telecopier or similar writing) and shall be given to such party at its address set forth on the signature pages hereof, or to such other address as the party to whom notice is to be given may provide in a written notice to the party giving such notice, a copy of which written notice shall be on file with the Secretary of Industries. Each such notice, request or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified on the signature pages hereof and the appropriate confirmation is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section 6.06.

               SECTION 6.07. Severability. The invalidity or unenforceability of any provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

               SECTION 6.08. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.


               IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.


                                       INGRAM INDUSTRIES INC.



                                       By: /s/ John R. Ingram
                                          ----------------------------
                                            Name:  John R. Ingram
                                            Title: Co-President
                                             One Belle Meade Place
                                             4400 Harding Road
                                             Nashville, TN  32705
                                             Telecopy:  (615) 298-8242



                                       INGRAM MICRO INC.



                                       By: /s/ Jeffrey R. Rodek
                                          ----------------------------
                                            Name:  Jeffrey R. Rodek
                                            Title:
                                             1600 East Saint Andrew Place
                                             Santa Ana, CA  92705
                                             Telecopy:  (714) 566-7900



                                       INGRAM ENTERTAINMENT INC.



                                       By: /s/ David B. Ingram
                                          ----------------------------
                                            Name:  David B. Ingram
                                            Title: Chairman and President
                                             Two Ingram Boulevard
                                             La Vergne, TN  37086
                                             Telecopy:  (615) 287-4985